UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

June 24, 2016
Date of Report (Date of earliest event reported)

ENERGY TRANSFER EQUITY, L.P.
(Exact name of Registrant as specified in its charter)

Delaware	1-32740	30-0108820
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

8111 Westchester Drive, Suite 600 Dallas, Texas 75225
(Address of principal executive offices) (Zip Code)

(214) 981-0700
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☒ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01    Other Events.
On June 24, 2016, Energy Transfer Equity, L.P. (“ETE” or the “Partnership”) issued a press release announcing that the Delaware Court of Chancery had issued an opinion finding that ETE is contractually entitled to terminate its merger agreement with The Williams Companies, Inc. (“Williams”) in the event ETE’s counsel, Latham & Watkins LLP, is unable to deliver a required tax opinion prior to the June 28, 2016 outside date in the merger agreement. The press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description
99.1	Energy Transfer Equity, L.P. Press Release dated June 24, 2016.
Forward-looking Statements
This communication may contain forward-looking statements. These forward-looking statements may include, but are not limited to, statements regarding the merger of the Partnership and Williams, the expected future performance of the combined company (including expected results of operations and financial guidance), and the combined company’s future financial condition, operating results, strategy and plans. Forward-looking statements may be identified by the use of the words “anticipates,” “expects,” “intends,” “plans,” “should,” “could,” “would,” “may,” “will,” “believes,” “estimates,” “potential,” “target,” “opportunity,” “designed,” “create,” “predict,” “project,” “seek,” “ongoing,” “increases” or “continue” and variations or similar expressions. These statements are based upon the current expectations and beliefs of management and are subject to numerous assumptions, risks and uncertainties that change over time and could cause actual results to differ materially from those described in the forward-looking statements. These assumptions, risks and uncertainties include, but are not limited to, assumptions, risks and uncertainties discussed in the Registration Statement on Form S-4, which was declared effective by the U.S. Securities and Exchange Commission (the “SEC”) on May 25, 2016(the “Form S-4”) and in the most recent Annual Report on Form 10-K for each of the Partnership, Energy Transfer Partners, L.P. (NYSE: ETP) (“ETP”), Sunoco Logistics Partners L.P. (NYSE: SXL) (“SXL”), Sunoco LP(NYSE: SUN) (“SUN”), Williams and WPZ filed with the SEC and assumptions, risks and uncertainties relating to the proposed transaction, as detailed from time to time in the Form S-4 and in the Partnership’s, ETP’s, SXL’s, SUN’s, Williams’ and Williams Partners L.P.’s (NYSE: WPZ) (“WPZ”) filings with the SEC, which factors are incorporated herein by reference. Important factors that could cause actual results to differ materially from the forward-looking statements we make in this communication are set forth in the Form S-4 and in other reports or documents that the Partnership, ETP, SXL, SUN, Williams and WPZ file from time to time with the SEC include, but are not limited to: (1) the ultimate outcome of the pending litigation between the Partnership and Williams; (2) the ultimate outcome of any business combination transaction between the Partnership, Energy Transfer Corp LP (“ETC”) and Williams; (3) the ultimate outcome and results of integrating the operations of the Partnership and Williams, the ultimate outcome of the Partnership’s operating strategy applied to Williams and the ultimate ability to realize cost savings and synergies; (4) the effects of the business combination transaction of the Partnership, ETC and Williams, including the combined company’s future financial condition, operating results, strategy and plans; (5) the ability to meet the closing conditions to the transaction, including Williams stockholder approval, on a timely basis or at all; (6) the reaction of the companies’ stockholders, customers, employees and counterparties to the proposed transaction; (7) diversion of management time on transaction-related issues; (8) unpredictable economic conditions in the United States and other markets, including fluctuations in the market price of the Partnership’s common units and ETC common shares; (9) the ability to obtain the intended tax treatment in connection with the issuance of ETC common shares to Williams stockholders; and (10) the ability to maintain the Partnership’s, ETP’s, SXL’s, SUN’s, Williams’ and WPZ’s current credit ratings. All forward-looking statements attributable to the Partnership or any person acting on the Partnership’s behalf are expressly qualified in their entirety by this cautionary statement. Readers are cautioned not to place undue reliance on any of these forward-looking statements. These forward-looking statements speak only as of the date hereof. The Partnership does not undertake any obligation to update any of these forward-looking statements to reflect events or circumstances after the date of this communication or to reflect actual outcomes.
Additional Information
This communication does not constitute an offer to buy or solicitation of an offer to sell any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended. This communication relates to a proposed business combination between the Partnership and Williams. In furtherance of the proposed business combination and subject to future developments, the Partnership, ETC and Williams have filed a registration statement on Form S-4 with the SEC and a proxy statement/prospectus of WMB and other documents related to the proposed business combination. This communication is not a substitute for any proxy statement, registration statement, prospectus or other document the Partnership, ETC or Williams may file with the SEC in connection with the proposed business combination. The registration statement of ETC was declared effective by the SEC on May 25, 2016. INVESTORS AND SECURITY HOLDERS OF THE PARTNERSHIP AND WILLIAMS ARE URGED TO READ THE REGISTRATION STATEMENT, PROXY STATEMENT/PROSPECTUS AND OTHER DOCUMENTS THAT HAVE BEEN OR MAY BE FILED WITH THE SEC CAREFULLY IN THEIR ENTIRETY AS THEY CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED BUSINESS COMBINATION. Definitive proxy statement(s) will be mailed to stockholders of Williams. Investors and security holders may obtain free copies of these documents and other documents filed with the SEC by the Partnership, ETC and Williams through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed by the Partnership and ETC with the SEC will be available free of charge on the Partnership’s website at www.energytransfer.com or by contacting Investor Relations at 214-981-0700 and copies of the documents filed by Williams with the SEC will be available on Williams’ website at investor.williams.com.
The Partnership and its directors, executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information regarding the directors and officers of the Partnership’s general partner is contained in the Partnership’s Annual Report on Form 10-K filed with the SEC on February 29, 2016 (as it may be amended from time to time). Additional information regarding the interests of such potential participants is included in the proxy statement / prospectus and other relevant documents filed with the SEC. Investors should read the proxy statement / prospectus carefully before making any voting or investment decisions. You may obtain free copies of these documents from the Partnership using the sources indicated above.
Williams and its directors, executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information regarding the directors and officers of Williams is contained in Williams’ Annual Report on Form 10-K filed with the SEC on February 26, 2016 (as it may be amended from time to time). Additional information regarding the interests of such potential participants is included in the proxy statement / prospectus and other relevant documents filed with the SEC. Investors should read the proxy statement / prospectus carefully before making any voting or investment decisions. You may obtain free copies of these documents from Williams using the sources indicated above.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Energy Transfer Equity, L.P.
By: LE GP, LLC, its general partner

By: /s/ John W. McReynolds John W. McReynolds President
Date: June 27, 2016

EXHIBIT INDEX
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description
99.1	Energy Transfer Equity, L.P. Press Release dated June 24, 2016.